EXHIBIT 99.2
American Express Company	(Preliminary)
Consolidated Statements of Income
(Millions, except percentages and per share amounts)

	Q2'24	Q1'24	Q4'23	Q3'23	Q2'23	YOY % change	YTD'24	YTD'23	YOY % change
Non-interest revenues
Discount revenue	$8,855	$8,380	$8,580	$8,408	$8,481	4	$17,235	$16,428	5
Net card fees	2,060	1,974	1,907	1,846	1,789	15	4,034	3,502	15
Service fees and other revenue	1,280	1,292	1,294	1,261	1,232	4	2,572	2,450	5
Processed revenue	408	386	414	424	447	(9)	794	867	(8)
Total non-interest revenues	12,603	12,032	12,195	11,939	11,949	5	24,635	23,247	6
Interest income
Interest on loans	5,092	5,058	4,910	4,635	4,213	21	10,150	8,152	25
Interest and dividends on investment securities	25	25	31	33	34	(26)	50	64	(22)
Deposits with banks and other	677	692	611	572	528	28	1,369	975	40
Total interest income	5,794	5,775	5,552	5,240	4,775	21	11,569	9,191	26
Interest expense
Deposits	1,425	1,427	1,385	1,290	1,196	19	2,852	2,190	30
Long-term debt and other	639	579	563	508	474	35	1,218	913	33
Total interest expense	2,064	2,006	1,948	1,798	1,670	24	4,070	3,103	31
Net interest income	3,730	3,769	3,604	3,442	3,105	20	7,499	6,088	23
Total revenues net of interest expense	16,333	15,801	15,799	15,381	15,054	8	32,134	29,335	10
Provisions for credit losses
Card Member receivables	226	196	222	206	230	(2)	422	452	(7)
Card Member loans	970	1,014	1,148	982	923	5	1,984	1,709	16
Other	72	59	67	45	45	60	131	92	42
Total provisions for credit losses	1,268	1,269	1,437	1,233	1,198	6	2,537	2,253	13
Total revenues net of interest expense after provisions for credit losses	15,065	14,532	14,362	14,148	13,856	9	29,597	27,082	9

Expenses
Card Member rewards	4,227	3,774	3,851	3,794	3,956	7	8,001	7,722	4
Business development	1,427	1,392	1,483	1,393	1,388	3	2,819	2,781	1
Card Member services	1,154	1,171	1,063	973	949	22	2,325	1,932	20
Marketing	1,480	1,476	1,228	1,236	1,408	5	2,956	2,749	8
Salaries and employee benefits	1,949	2,098	2,131	2,047	1,875	4	4,047	3,889	4
Professional services	542	455	645	477	467	16	997	907	10
Data processing and equipment	701	657	764	704	677	4	1,358	1,337	2
Other, net	(205)	364	685	424	402	#	159	864	(82)
Total expenses	11,275	11,387	11,850	11,048	11,122	1	22,662	22,181	2
Pretax income	3,790	3,145	2,512	3,100	2,734	39	6,935	4,901	42
Income tax provision	775	708	579	649	560	38	1,483	911	63
Net income	$3,015	$2,437	$1,933	$2,451	$2,174	39	$5,452	$3,990	37
Net income attributable to common shareholders (A)	$2,977	$2,405	$1,904	$2,418	$2,142	39	$5,382	$3,930	37
Effective tax rate	20.4%	22.5%	23.0%	20.9%	20.5%		21.4%	18.6%

Earnings Per Common Share
Basic
Net income attributable to common shareholders	$4.16	$3.34	$2.63	$3.30	$2.89	44	$7.49	$5.30	41
Average common shares outstanding	716	721	725	732	740	(3)	718	741	(3)
Diluted
Net income attributable to common shareholders	$4.15	$3.33	$2.62	$3.30	$2.89	44	$7.48	$5.29	41
Average common shares outstanding	717	722	726	733	741	(3)	719	742	(3)
Cash dividends declared per common share	$0.70	$0.70	$0.60	$0.60	$0.60	17	$1.40	$1.20	17
# - Denotes a variance of 100 percent or more.
See Appendix III for footnote references

American Express Company	(Preliminary)
Consolidated Balance Sheets and Related Statistical Information
(Millions, except percentages, per share amounts and where indicated)

	Q2'24	Q1'24	Q4'23	Q3'23	Q2'23	YOY % change
Assets
Cash & cash equivalents	$52,895	$54,213	$46,596	$43,908	$42,958	23
Card Member receivables, less reserves	59,485	59,624	60,237	58,651	58,011	3
Card Member loans, less reserves	125,530	121,348	120,877	113,257	110,212	14
Investment securities	1,210	2,232	2,186	3,160	4,087	(70)
Other (B)	33,099	31,844	31,212	31,611	29,636	12
Total assets	$272,219	$269,261	$261,108	$250,587	$244,904	11

Liabilities and Shareholders' Equity
Customer deposits	$133,746	$134,418	$129,144	$124,439	$122,756	9
Short-term borrowings	1,639	1,742	1,293	1,613	1,583	4
Long-term debt	51,521	48,826	47,866	46,447	46,725	10
Other (B)	55,773	55,511	54,748	50,764	47,137	18
Total liabilities	242,679	240,497	233,051	223,263	218,201	11

Shareholders' Equity	29,540	28,764	28,057	27,324	26,703	11
Total liabilities and shareholders' equity	$272,219	$269,261	$261,108	$250,587	$244,904	11

Return on average equity (C)	41.4%	34.3%	31.5%	36.3%	33.0%
Return on average common equity (C)	43.2%	35.9%	33.0%	38.0%	34.6%
Book value per common share (dollars)	$39.26	$37.79	$36.61	$35.32	$34.11	15

See Appendix III for footnote references

American Express Company	(Preliminary)
Consolidated Capital

	Q2'24	Q1'24	Q4'23	Q3'23	Q2'23
Shares Outstanding (in millions)
Beginning of period	719	723	729	736	743
Repurchase of common shares	(7)	(5)	(6)	(8)	(7)
Net impact of employee benefit plans and others	—	1	—	1	—
End of period	712	719	723	729	736

Risk-Based Capital Ratios - Basel III ($ in billions)
Common Equity Tier 1/Risk Weighted Assets (RWA)	10.8%	10.6%	10.5%	10.7%	10.6%
Tier 1	11.5%	11.3%	11.3%	11.5%	11.4%
Total	13.5%	13.2%	13.1%	13.4%	13.1%

Common Equity Tier 1	$24.6	$23.7	$23.2	$22.5	$21.8
Tier 1 Capital	$26.1	$25.3	$24.8	$24.0	$23.4
Tier 2 Capital	$4.6	$4.1	$4.0	$4.0	$3.4
Total Capital	$30.7	$29.4	$28.8	$28.0	$26.8
RWA	$227.8	$223.4	$219.7	$209.4	$205.3
Tier 1 Leverage	9.9%	9.8%	9.9%	10.0%	9.9%
Average Total Assets to calculate the Tier 1 Leverage Ratio (D)	$263.3	$257.6	$249.6	$240.9	$237.0

See Appendix III for footnote references

American Express Company	(Preliminary)
Selected Card Related Statistical Information
(Millions, except percentages and where indicated)

	Q2'24	Q1'24	Q4'23	Q3'23	Q2'23	YOY % change	YTD'24	YTD'23	YOY % change
Network volumes (Billions) (E)	$440.6	$419.2	$434.4	$420.2	$426.6	3	$859.8	$825.5	4
Billed business (E)	$388.2	$367.0	$379.8	$366.2	$368.1	5	$755.2	$713.6	6
Processed volumes (E)	$52.4	$52.2	$54.6	$54.0	$58.5	(10)	$104.6	$111.9	(7)

Card Member loans	$130,851	$126,619	$125,995	$117,978	$114,602	14	$130,851	$114,602	14

Cards-in-force (F)	144.3	142.4	141.2	138.2	137.9	5	144.3	137.9	5
Proprietary cards-in-force	82.1	81.1	80.2	79.6	79.3	4	82.1	79.3	4

Basic cards-in-force (F)	121.4	119.8	118.7	115.9	116.0	5	121.4	116.0	5
Proprietary basic cards-in-force	63.1	62.3	61.7	61.2	61.0	3	63.1	61.0	3

Proprietary new cards acquired (G)	3.3	3.4	2.9	2.9	3.0	10	6.7	6.4	5

Average proprietary basic Card Member spending (dollars)	$6,192	$5,919	$6,179	$6,000	$6,075	2	$12,112	$11,869	2

Average fee per card (dollars) (H)	$101	$98	$95	$93	$91	11	$99	$90	10

See Appendix III for footnote references

American Express Company	(Preliminary)
Network Volumes Related Growth

	YOY % change
	Reported					FX-Adjusted (I)					Reported	FX-Adjusted (I)
	Q2'24	Q1'24	Q4'23	Q3'23	Q2'23	Q2'24	Q1'24	Q4'23	Q3'23	Q2'23	YTD'24	YTD'24
Network volumes (E)	3%	5%	5%	7%	8%	4%	6%	5%	6%	9%	4%	5%
Billed business (E)	5	6	6	8	8	6	7	6	7	8	6	6
U.S. Consumer Services	6	8	7	9	10	n/a	n/a	n/a	n/a	n/a	7	n/a
Commercial Services	2	2	1	1	2	2	2	1	1	2	2	2
International Card Services	10	11	14	18	15	13	13	13	15	17	11	13
Processed volumes (E)	(10)	(2)	(2)	(3)	9	(7)	2	(1)	(1)	13	(7)	(2)

Merchant industry billed business
Goods & Services (G&S) spend (72% of Q2'24 billed business)	5	6	5	6	6	6	6	5	6	6	5	6
T&E spend (28% of Q2'24 billed business)	6	8	9	13	14	7	8	9	13	14	7	8
Airline spend (6% of Q2'24 billed business)	4	8	7	13	12	5	9	6	12	12	6	7

See Appendix III for footnote references

American Express Company	(Preliminary)
Selected Credit Related Statistical Information
Card Member Loans and Card Member Receivables
(Millions, except percentages and where indicated)

	Q2'24	Q1'24	Q4'23	Q3'23	Q2'23	YOY % change	YTD'24	YTD'23	YOY % change
Card Member loans and receivables
Net write-off rate (principal, interest and fees) (J)	2.4%	2.3%	2.2%	2.0%	2.0%		2.4%	1.9%
Net write-off rate (principal only) (J)(K)	2.1%	2.1%	2.0%	1.8%	1.8%		2.1%	1.7%
30+ days past due as a % of total (K)	1.2%	1.3%	1.3%	1.2%	1.2%		1.2%	1.2%

Card Member loans
Total Card Member loans	$130,851	$126,619	$125,995	$117,978	$114,602	14	$130,851	$114,602	14
Credit loss reserves
Beginning balance	$5,271	$5,118	$4,721	$4,390	$4,053	30	$5,118	$3,747	37
Provisions - principal, interest and fees	970	1,014	1,148	982	923	5	1,984	1,709	16
Net write-offs - principal less recoveries	(753)	(705)	(631)	(525)	(490)	54	(1,458)	(887)	64
Net write-offs - interest and fees less recoveries	(160)	(150)	(133)	(114)	(107)	50	(310)	(196)	58
Other (L)	(7)	(6)	13	(12)	11	#	(13)	17	#
Ending balance	$5,321	$5,271	$5,118	$4,721	$4,390	21	$5,321	$4,390	21
% of loans	4.1%	4.2%	4.1%	4.0%	3.8%		4.1%	3.8%
% of past due	312%	297%	297%	316%	336%		312%	336%
Average loans	$128,321	$124,720	$121,774	$116,626	$112,414	14	$126,507	$110,228	15
Net write-off rate (principal, interest and fees) (J)	2.8%	2.7%	2.5%	2.2%	2.1%		2.8%	2.0%
Net write-off rate (principal only) (J)(K)	2.3%	2.3%	2.1%	1.8%	1.7%		2.3%	1.6%
30+ days past due as a % of total (K)	1.3%	1.4%	1.4%	1.3%	1.1%		1.3%	1.1%

Net interest income divided by average Card Member loans (M)	11.7%	12.2%	11.7%	11.7%	11.1%		11.9%	11.1%
Net interest yield on average Card Member loans (M)	11.7%	12.0%	11.7%	11.7%	11.2%		11.9%	11.2%

Card Member receivables
Total Card Member receivables	$59,656	$59,775	$60,411	$58,825	$58,221	2	$59,656	$58,221	2
Credit loss reserves
Beginning balance	$151	$174	$174	$210	$223	(32)	$174	$229	(24)
Provisions - principal and fees	226	196	222	206	230	(2)	422	452	(7)
Net write-offs - principal and fees less recoveries	(205)	(217)	(223)	(241)	(243)	(16)	(422)	(473)	(11)
Other (L)	(1)	(2)	1	(1)	—	—	(3)	2	#
Ending balance	$171	$151	$174	$174	$210	(19)	$171	$210	(19)
% of receivables	0.3%	0.3%	0.3%	0.3%	0.4%		0.3%	0.4%
Net write-off rate (principal and fees) (J)	1.4%	1.5%	1.5%	1.7%	1.7%		1.5%	1.6%
Net write-off rate (principal only) (J)(K)	1.5%	1.7%	1.7%	1.9%	1.9%		1.6%	1.9%
30+ days past due as a % of total (K)	0.9%	1.1%	1.1%	1.1%	1.2%		0.9%	1.2%

# - Denotes a variance of 100 percent or more.

See Appendix III for footnote references

American Express Company	(Preliminary)
Selected Credit Related Statistical Information
Other Loans and Other Receivables
(Millions, except percentages and where indicated)

	Q2'24	Q1'24	Q4'23	Q3'23	Q2'23	YOY % change	YTD'24	YTD'23	YOY % change
Other loans (B)
Total other loans	$8,157	$7,601	$7,086	$6,591	$6,333	29	$8,157	$6,333	29
Credit loss reserves
Beginning balance	$136	$126	$108	$98	$83	64	$126	$59	#
Provisions	49	53	52	39	43	14	102	83	23
Net write-offs	(45)	(43)	(34)	(29)	(28)	61	(88)	(44)	#
Other (L)	—	—	—	—	—	—	—	—	—
Ending balance	$140	$136	$126	$108	$98	43	$140	$98	43
% of other loans	1.7%	1.8%	1.8%	1.6%	1.6%		1.7%	1.6%

Other receivables (B)
Total other receivables	$3,889	$3,785	$3,654	$4,384	$3,149	23	$3,889	$3,149	23
Credit loss reserves
Beginning balance	$27	$27	$27	$24	$25	8	$27	$22	23
Provisions	23	6	15	6	2	#	29	9	#
Net write-offs	(4)	(6)	(16)	(3)	(3)	33	(10)	(6)	67
Other (L)	(2)	—	1	—	—	—	(2)	(1)	#
Ending balance	$44	$27	$27	$27	$24	83	$44	$24	83
% of other receivables	1.1%	0.7%	0.7%	0.6%	0.8%		1.1%	0.8%

# - Denotes a variance of 100 percent or more.

See Appendix III for footnote references

American Express Company	(Preliminary)
Selected Income Statement Information by Segment
(Millions)

	U.S. Consumer Services (USCS)	Commercial Services (CS)	International Card Services (ICS)	Global Merchant and Network Services (GMNS)	Corporate and Other	Consolidated
Q2'24
Non-interest revenues	$5,029	$3,333	$2,548	$1,684	$9	$12,603
Interest income	3,474	1,051	577	13	679	5,794
Interest expense	771	430	303	(176)	736	2,064
Total revenues net of interest expense	7,732	3,954	2,822	1,873	(48)	16,333
Total provisions for credit losses	706	349	192	20	1	1,268
Total revenues net of interest expense after provisions for credit losses	7,026	3,605	2,630	1,853	(49)	15,065
Card Member rewards, business development, Card Member services and marketing	4,351	1,958	1,592	374	13	8,288
Salaries and employee benefits and other operating expenses	1,115	742	748	(58)	440	2,987
Total expenses	5,466	2,700	2,340	316	453	11,275
Pretax income (loss)	$1,560	$905	$290	$1,537	$(502)	$3,790
Q2'23
Non-interest revenues	$4,643	$3,301	$2,349	$1,675	$(19)	$11,949
Interest income	2,934	792	497	14	538	4,775
Interest expense	647	364	261	(174)	572	1,670
Total revenues net of interest expense	6,930	3,729	2,585	1,863	(53)	15,054
Total provisions for credit losses	659	339	198	1	1	1,198
Total revenues net of interest expense after provisions for credit losses	6,271	3,390	2,387	1,862	(54)	13,856
Card Member rewards, business development, Card Member services and marketing	3,965	1,895	1,386	420	35	7,701
Salaries and employee benefits and other operating expenses	1,056	782	748	479	356	3,421
Total expenses	5,021	2,677	2,134	899	391	11,122
Pretax income (loss)	$1,250	$713	$253	$963	$(445)	$2,734
YOY % change
Non-interest revenues	8	1	8	1	#	5
Interest income	18	33	16	(7)	26	21
Interest expense	19	18	16	(1)	29	24
Total revenues net of interest expense	12	6	9	1	9	8
Total provisions for credit losses	7	3	(3)	#	—	6
Total revenues net of interest expense after provisions for credit losses	12	6	10	—	9	9
Card Member rewards, business development, Card Member services and marketing	10	3	15	(11)	(63)	8
Salaries and employee benefits and other operating expenses	6	(5)	—	#	24	(13)
Total expenses	9	1	10	(65)	16	1
Pretax income (loss)	25	27	15	60	(13)	39

# - Denotes a variance of 100 percent or more.

See Appendix III for footnote references

U.S. Consumer Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages and where indicated)

	Q2'24	Q1'24	Q4'23	Q3'23	Q2'23	YOY % change	YTD'24	YTD'23	YOY % change
Non-interest revenues	$5,029	$4,766	$4,782	$4,680	$4,643	8	$9,795	$9,002	9
Interest income	3,474	3,481	3,399	3,228	2,934	18	6,955	5,709	22
Interest expense	771	748	786	700	647	19	1,519	1,198	27
Net interest income	2,703	2,733	2,613	2,528	2,287	18	5,436	4,511	21
Total revenues net of interest expense	7,732	7,499	7,395	7,208	6,930	12	15,231	13,513	13
Total provisions for credit losses	706	727	860	752	659	7	1,433	1,243	15
Total revenues net of interest expense after provisions for credit losses	7,026	6,772	6,535	6,456	6,271	12	13,798	12,270	12
Card Member rewards, business development, Card Member services and marketing	4,351	4,075	3,811	3,804	3,965	10	8,426	7,778	8
Salaries and employee benefits and other operating expenses	1,115	1,084	1,255	1,068	1,056	6	2,199	2,112	4
Total expenses	5,466	5,159	5,066	4,872	5,021	9	10,625	9,890	7
Pretax segment income	$1,560	$1,613	$1,469	$1,584	$1,250	25	$3,173	$2,380	33

Billed business (billions) (E)	$165.1	$153.4	$159.7	$153.5	$155.4	6	$318.5	$297.6	7
Proprietary cards-in-force (F)	45.2	44.4	43.8	43.4	43.2	5	45.2	43.2	5
Proprietary basic cards-in-force (F)	31.7	31.1	30.7	30.4	30.2	5	31.7	30.2	5
Average proprietary basic Card Member spending (dollars)	$5,258	$4,962	$5,229	$5,062	$5,181	1	$10,220	$10,005	2

Segment assets	$108,224	$104,297	$107,158	$98,218	$94,944	14	$108,224	$94,944	14

Card Member loans
Total loans	$84,958	$82,255	$83,207	$77,718	$75,613	12	$84,958	$75,613	12
Average loans	$83,452	$81,746	$80,304	$77,080	$74,212	12	$82,648	$73,068	13
Net write-off rate (principal, interest and fees) (J)	2.9%	2.8%	2.5%	2.2%	2.1%		2.9%	2.0%
Net write-off rate (principal only) (J)	2.4%	2.3%	2.1%	1.7%	1.7%		2.3%	1.6%
30+ days past due as a % of total	1.3%	1.4%	1.4%	1.3%	1.1%		1.3%	1.1%

Net interest income divided by average Card Member loans (M)	13.0%	13.4%	12.9%	13.0%	12.4%		13.2%	12.4%
Net interest yield on average Card Member loans (M)	12.6%	13.0%	12.7%	12.7%	12.1%		12.8%	12.2%

Card Member receivables
Total receivables	$13,796	$13,588	$14,789	$13,211	$13,734	—	$13,796	$13,734	—
Net write-off rate (principal and fees) (J)	1.2%	1.5%	1.3%	1.3%	1.3%		1.3%	1.3%
Net write-off rate (principal only) (J)	1.1%	1.3%	1.2%	1.2%	1.2%		1.2%	1.2%
30+ days past due as a % of total	0.7%	0.8%	0.8%	0.9%	0.8%		0.7%	0.8%

See Appendix III for footnote references

Commercial Services				(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages and where indicated)
	Q2'24	Q1'24	Q4'23	Q3'23	Q2'23	YOY % change	YTD'24	YTD'23	YOY % change
Non-interest revenues	$3,333	$3,194	$3,266	$3,257	$3,301	1	$6,527	$6,408	2
Interest income	1,051	1,005	949	881	792	33	2,056	1,498	37
Interest expense	430	414	407	391	364	18	844	685	23
Net interest income	621	591	542	490	428	45	1,212	813	49
Total revenues net of interest expense	3,954	3,785	3,808	3,747	3,729	6	7,739	7,221	7
Total provisions for credit losses	349	355	368	323	339	3	704	622	13
Total revenues net of interest expense after provisions for credit losses	3,605	3,430	3,440	3,424	3,390	6	7,035	6,599	7
Card Member rewards, business development, Card Member services and marketing	1,958	1,819	1,855	1,818	1,895	3	3,777	3,749	1
Salaries and employee benefits and other operating expenses	742	733	919	754	782	(5)	1,475	1,507	(2)
Total expenses	2,700	2,552	2,774	2,572	2,677	1	5,252	5,256	—
Pretax segment income	$905	$878	$666	$852	$713	27	$1,783	$1,343	33

Billed business (billions) (E)	$132.3	$127.1	$131.3	$129.5	$130.2	2	$259.5	$255.2	2
Proprietary cards-in-force (F)	15.4	15.4	15.4	15.4	15.4	—	15.4	15.4	—
Average proprietary basic Card Member spending (dollars)	$8,588	$8,261	$8,515	$8,434	$8,490	1	$16,845	$16,775	—

Segment assets	$58,993	$58,143	$55,361	$56,585	$54,290	9	$58,993	$54,290	9

Card Member loans
Total loans	$28,621	$27,634	$25,838	$25,150	$23,830	20	$28,621	$23,830	20
Average loans	$28,031	$26,553	$25,608	$24,415	$23,505	19	$27,243	$22,756	20
Net write-off rate (principal, interest and fees) (J)	2.7%	2.6%	2.4%	2.0%	1.9%		2.7%	1.7%
Net write-off rate (principal only) (J)	2.3%	2.3%	2.1%	1.8%	1.6%		2.3%	1.4%
30+ days past due as a % of total	1.4%	1.5%	1.4%	1.2%	1.2%		1.4%	1.2%

Net interest income divided by average Card Member loans (M)	8.9%	9.0%	8.4%	8.0%	7.3%		8.9%	7.2%
Net interest yield on average Card Member loans (M)	10.5%	10.6%	10.3%	10.1%	9.6%		10.6%	9.5%

Card Member receivables
Total receivables	$26,737	$27,024	$26,222	$28,280	$27,227	(2)	$26,737	$27,227	(2)
Net write-off rate (principal and fees) (J)	1.4%	1.4%	1.5%	1.5%	1.5%		1.4%	1.5%
Net write-off rate (principal only) - small business (J)	2.0%	2.1%	2.0%	2.1%	2.1%		2.0%	2.1%
30+ days past due as a % of total - small business	1.2%	1.4%	1.5%	1.4%	1.7%		1.2%	1.7%
90+ days past billing as a % of total - corporate	0.4%	0.5%	0.4%	0.4%	0.5%		0.4%	0.5%

See Appendix III for footnote references

International Card Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages and where indicated)

	Q2'24	Q1'24	Q4'23	Q3'23	Q2'23	YOY % change	YTD'24	YTD'23	YOY % change
Non-interest revenues	$2,548	$2,437	$2,466	$2,390	$2,349	8	$4,985	$4,616	8
Interest income	577	583	574	538	497	16	1,160	964	20
Interest expense	303	307	348	285	261	16	610	485	26
Net interest income	274	276	226	253	236	16	550	479	15
Total revenues net of interest expense	2,822	2,713	2,692	2,643	2,585	9	5,535	5,095	9
Total provisions for credit losses	192	182	194	154	198	(3)	374	379	(1)
Total revenues net of interest expense after provisions for credit losses	2,630	2,531	2,498	2,489	2,387	10	5,161	4,716	9
Card Member rewards, business development, Card Member services and marketing	1,592	1,555	1,488	1,376	1,386	15	3,147	2,805	12
Salaries and employee benefits and other operating expenses	748	724	866	726	748	—	1,472	1,469	—
Total expenses	2,340	2,279	2,354	2,102	2,134	10	4,619	4,274	8
Pretax segment income (loss)	$290	$252	$144	$387	$253	15	$542	$442	23

Billed business (billions) (E)	$90.2	$85.4	$88.1	$82.7	$81.8	10	$175.6	$158.7	11
Proprietary cards-in-force (F)	21.5	21.3	21.0	20.8	20.7	4	21.5	20.7	4
Proprietary basic cards-in-force (F)	16.0	15.8	15.6	15.4	15.4	4	16.0	15.4	4
Average proprietary basic Card Member spending (dollars)	$5,681	$5,436	$5,684	$5,382	$5,360	6	$11,122	$10,473	6

Segment assets	$41,982	$41,472	$42,234	$38,553	$38,183	10	$41,982	$38,183	10

Card Member loans - consumer and small business
Total loans	$17,272	$16,730	$16,950	$15,110	$15,159	14	$17,272	$15,159	14
Average loans	$16,838	$16,422	$15,862	$15,131	$14,697	15	$16,616	$14,404	15
Net write-off rate (principal, interest and fees) (J)	2.5%	2.6%	2.5%	2.6%	2.8%		2.6%	2.5%
Net write-off rate (principal only) (J)	2.1%	2.2%	2.1%	2.1%	2.4%		2.1%	2.1%
30+ days past due as a % of total	1.2%	1.3%	1.3%	1.4%	1.3%		1.2%	1.3%

Net interest income divided by average Card Member loans (M)	6.5%	6.8%	5.6%	6.6%	6.4%		6.7%	6.7%
Net interest yield on average Card Member loans (M)	9.0%	9.5%	9.1%	9.4%	9.0%		9.3%	9.1%

Card Member receivables
Total receivables	$19,123	$19,163	$19,400	$17,334	$17,260	11	$19,123	$17,260	11
Net write-off rate (principal and fees) (J)	1.5%	1.6%	1.8%	2.2%	2.3%		1.6%	2.2%
Net write-off rate (principal only) - consumer and small business (J)	1.6%	1.7%	1.8%	2.4%	2.5%		1.6%	2.4%
30+ days past due as a % of total - consumer and small business	0.9%	1.0%	1.0%	1.1%	1.2%		0.9%	1.2%
90+ days past billing as a % of total - corporate	0.4%	0.5%	0.5%	0.6%	0.5%		0.4%	0.5%

See Appendix III for footnote references

Global Merchant and Network Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages and where indicated)

	Q2'24	Q1'24	Q4'23	Q3'23	Q2'23	YOY % change	YTD'24	YTD'23	YOY % change
Non-interest revenues	$1,684	$1,655	$1,693	$1,656	$1,675	1	$3,339	$3,271	2
Interest income	13	17	15	14	14	(7)	30	28	7
Interest expense	(176)	(198)	(233)	(181)	(174)	(1)	(374)	(305)	(23)
Net interest income	189	215	248	195	188	1	404	333	21
Total revenues net of interest expense	1,873	1,870	1,941	1,851	1,863	1	3,743	3,604	4
Total provisions for credit losses	20	6	14	6	1	#	26	7	#
Total revenues net of interest expense after provisions for credit losses	1,853	1,864	1,927	1,845	1,862	—	3,717	3,597	3
Business development, Card Member services and marketing	374	352	457	390	420	(11)	726	808	(10)
Salaries and employee benefits and other operating expenses	(58)	495	648	469	479	#	437	941	(54)
Total expenses	316	847	1,105	859	899	(65)	1,163	1,749	(34)
Pretax segment income	$1,537	$1,017	$822	$986	$963	60	$2,554	$1,848	38

Total network volumes (billions) (E)	$440.6	$419.2	$434.4	$420.2	$426.6	3	$859.8	$825.5	4

Segment assets	$24,446	$24,885	$23,714	$20,764	$17,024	44	$24,446	$17,024	44

# - Denotes a variance of 100 percent or more.

See Appendix III for footnote references

American Express Company	(Preliminary)
Appendix I
Components of Return on Average Equity (ROE) and Return on Average Common Equity (ROCE)
(Millions, except percentages)

	Q2'24	Q1'24	Q4'23	Q3'23	Q2'23
ROE
Annualized Net income	$12,060	$9,748	$8,374	$9,804	$8,696
Average shareholders' equity	$29,152	$28,410	$26,557	$27,013	$26,347
Return on average equity (C)	41.4%	34.3%	31.5%	36.3%	33.0%

Reconciliation of ROCE
Annualized Net income	$12,060	$9,748	$8,374	$9,804	$8,696
Preferred share dividends and equity related adjustments	59	57	58	58	58
Earnings allocated to participating share awards and other	92	73	64	75	69
Net income attributable to common shareholders	$11,909	$9,618	$8,252	$9,671	$8,569

Average shareholders' equity	$29,152	$28,410	$26,557	$27,013	$26,347
Average preferred shares	1,584	1,584	1,584	1,584	1,584
Average common shareholders' equity	$27,568	$26,826	$24,973	$25,429	$24,763
Return on average common equity (C)	43.2%	35.9%	33.0%	38.0%	34.6%

See Appendix III for footnote references

American Express Company	(Preliminary)
Appendix II
Net Interest Yield on Average Card Member Loans
(Millions, except percentages and where indicated)

	Q2'24	Q1'24	Q4'23	Q3'23	Q2'23	YTD'24	YTD'23
Consolidated
Net interest income	$3,730	$3,769	$3,604	$3,442	$3,105	$7,499	$6,088
Exclude:
Interest expense not attributable to our Card Member loan portfolio (N)	912	882	821	770	728	1,794	1,352
Interest income not attributable to our Card Member loan portfolio (O)	(920)	(916)	(824)	(767)	(703)	(1,836)	(1,305)
Adjusted net interest income (M)	$3,722	$3,735	$3,601	$3,445	$3,130	$7,457	$6,135
Average Card Member loans	$128,321	$124,720	$121,774	$116,626	$112,414	$126,507	$110,228
Net interest income divided by average Card Member loans (M)	11.7%	12.2%	11.7%	11.7%	11.1%	11.9%	11.1%
Net interest yield on average Card Member loans (M)	11.7%	12.0%	11.7%	11.7%	11.2%	11.9%	11.2%

U.S. Consumer Services
Net interest income	$2,703	$2,733	$2,613	$2,528	$2,287	$5,436	$4,511
Exclude:
Interest expense not attributable to our Card Member loan portfolio (N)	44	36	71	41	44	80	80
Interest income not attributable to our Card Member loan portfolio (O)	(132)	(122)	(112)	(101)	(91)	(254)	(173)
Adjusted net interest income (M)	$2,615	$2,647	$2,572	$2,468	$2,240	$5,262	$4,418
Average Card Member loans	$83,452	$81,746	$80,304	$77,080	$74,212	$82,648	$73,068
Net interest income divided by average Card Member loans (M)	13.0%	13.4%	12.9%	13.0%	12.4%	13.2%	12.4%
Net interest yield on average Card Member loans (M)	12.6%	13.0%	12.7%	12.7%	12.1%	12.8%	12.2%

Commercial Services
Net interest income	$621	$591	$542	$490	$428	$1,212	$813
Exclude:
Interest expense not attributable to our Card Member loan portfolio (N)	190	184	186	185	178	374	340
Interest income not attributable to our Card Member loan portfolio (O)	(81)	(74)	(65)	(55)	(46)	(155)	(84)
Adjusted net interest income (M)	$730	$701	$663	$620	$560	$1,431	$1,069
Average Card Member loans	$28,031	$26,553	$25,608	$24,415	$23,505	$27,243	$22,756
Net interest income divided by average Card Member loans (M)	8.9%	9.0%	8.4%	8.0%	7.3%	8.9%	7.2%
Net interest yield on average Card Member loans (M)	10.5%	10.6%	10.3%	10.1%	9.6%	10.6%	9.5%

International Card Services
Net interest income	$274	$276	$226	$253	$236	$550	$479
Exclude:
Interest expense not attributable to our Card Member loan portfolio (N)	118	126	156	121	110	244	198
Interest income not attributable to our Card Member loan portfolio (O)	(15)	(15)	(16)	(17)	(16)	(30)	(29)
Adjusted net interest income (M)	$377	$387	$366	$357	$330	$764	$648
Average Card Member loans	$16,838	$16,422	$15,862	$15,131	$14,697	$16,616	$14,404
Net interest income divided by average Card Member loans (M)	6.5%	6.8%	5.6%	6.6%	6.4%	6.7%	6.7%
Net interest yield on average Card Member loans (M)	9.0%	9.5%	9.1%	9.4%	9.0%	9.3%	9.1%
See Appendix III for footnote references

Appendix III	(Preliminary)

All Information in the preceding tables is presented on a basis prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), unless otherwise indicated. Certain reclassifications of prior period amounts have been made to conform to the current period presentation.
(A)	Represents net income, less (i) earnings allocated to participating share awards of $23 million, $18 million, $14 million, $19 million and $17 million in Q2'24, Q1'24, Q4'23, Q3'23 and Q2'23, respectively; and (ii) dividends on preferred shares of $15 million, $14 million, $15 million, $14 million and $15 million in Q2'24, Q1'24, Q4'23, Q3'23 and Q2'23, respectively.
(B)	Within assets, "other" includes the following items as presented in our Consolidated Balance Sheets: Other loans, less reserves for credit losses, Premises and equipment and Other assets (including Other receivables); and within liabilities, "other" includes the following items: Accounts payable and Other liabilities.
(C)	Return on Average Equity (ROE) is calculated by dividing annualized net income for the period by average shareholders' equity for the period. Return on Average Common Equity (ROCE) is calculated by dividing annualized net income attributable to common shareholders for the period by average common shareholders' equity for the period.
(D)	Presented for the purpose of calculating the Tier 1 Leverage Ratio.
(E)	Network volumes represent our total volumes. Billed business represents transaction volumes from payment products issued by American Express. Processed volumes represent transaction volumes from cards issued by network partners and those associated with alternative payment solutions.
(F)	Cards-in-force represent the number of cards that are issued and outstanding by American Express (proprietary cards-in-force) and cards issued and outstanding under network partnership agreements with banks and other institutions. Basic cards-in-force excludes supplemental cards issued on consumer accounts. Cards-in-force is useful in understanding the size of our Card Member base.
(G)	Proprietary new cards acquired represents the number of new cards issued by American Express during the referenced period, net of replacement cards. Proprietary new cards acquired is useful as a measure of the effectiveness of our customer acquisition strategy.
(H)	Average fee per card is computed on an annualized basis based on proprietary net card fees divided by average proprietary total cards-in-force.
(I)	FX-adjusted information assumes a constant exchange rate between the periods being compared for purposes of conversion into U.S. dollars (e.g., assumes the foreign exchange rates used to determine results for the current period apply to the corresponding prior year period against which such results are being compared).
(J)	Our practice is to include uncollectible interest and/or fees as part of our total provision for credit losses and we therefore present a net write-off rate including principal, interest and/or fees. We also present a net write-off rate based on principal losses only to be consistent with industry convention.
(K)	Net write-off rate for principal losses only and 30+ days past due metrics represent consumer and small business, and are not available for corporate due to system constraints.
(L)	Other includes foreign currency impact on balance sheet re-measurement and translation.
(M)	Net interest income divided by average Card Member loans, computed on an annualized basis, includes elements of total interest income and total interest expense that are not attributable to the Card Member loan portfolio, and thus is not representative of net interest yield on average Card Member loans. Net interest yield on average Card Member loans, a non-GAAP measure, is computed by dividing adjusted net interest income (also a non-GAAP measure) by average Card Member loans, computed on an annualized basis. Adjusted net interest income represents net interest income attributable to our Card Member loans (which includes, on a GAAP basis, interest that is deemed uncollectible), excluding the impact of interest expense and interest income not attributable to our Card Member loans. Reserves and net write-offs related to uncollectible interest are recorded through provisions for credit losses, and thus not included in the net interest yield calculation. We believe that net interest yield on average Card Member loans is useful to investors because it provides a measure of profitability of our Card Member loan portfolio. See Appendix II for calculations of net interest income divided by average Card Member loans and net interest yield on average Card Member loans.
(N)	Primarily represents interest expense attributable to maintaining our corporate liquidity pool and funding Card Member receivables.
(O)	Primarily represents interest income attributable to Other loans, interest-bearing deposits and the fixed income investment portfolios.